                                                                   EXHIBIT 10.41

This Lease Agreement,  made the            day of  August, 1996,


  BETWEEN   METRO FOUR ASSOCIATES LIMITED PARTNERSHIP,

residing or located at 399 Thornall Street in the Township of Edison in the County of Middlesex and State of New Jersey, herein designated as the Landlord,

  AND       LIFE MEDICAL SCIENCES, INC.,

residing or located at 214 Carnegie Center, in the City of Princeton, State of New Jersey 08540-6237, herein designated as the Tenant;

  WITNESSETH THAT, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:

3,500 +/- sq. ft. on a portion of the 15th floor of 379 Thornall Street, Edison, New Jersey, undemised, for use as Tenant's temporary premises.

  UPON THE FOLLOWING CONDITIONS AND COVENANTS:

  1st: Payment of rent:     The Tenant covenants and agrees to pay to the
       ---------------
Landlord, as rent for and during the term hereof, the sum of $2,916.67 per month payable on the first day of each month during the term hereof.


  2nd: Temporary Space:     The Premises set forth in this pre-printed Lease are
       ----------------
to be Temporary Space for Tenant's use until the Tenant's permanent space is ready for occupancy. The Temporary Space shall be ready for occupancy as of the date hereof.


  3rd: Term:      The term shall commence when the Tenant takes occupancy of the
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temporary space and shall end on the day which is ten (10) days after Tenant's permanent space is ready for occupancy in accordance with Article 4 of the Lease for the permanent space and Landlord has so notified Tenant.


  4th: Condition of the Premises.     Tenant agrees to accept the Premises in
       --------------------------
"As-Is" condition. Tenant acknowledges that Landlord has no obligation to improve the Premises nor to maintain, repair or restore the interior thereof during the term of this Lease. Tenant acknowledges that all of Landlord's obligations with respect to readying the Premises for occupancy and delivery have been satisfied. Tenant acknowledges that the other tenants may have temporary or permanent space on the floor.
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  5th: Use: The Premises are to be used and occupied only for general office use
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and for no other purpose.


  6th: Repairs and Care:    The Tenant has examined the premises and has entered
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into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.


  7th: Glass, etc., Damage, Repairs:  In case of the destruction of or any
       ----------------------------
damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.


  8th: Alterations, Improvements:     No alterations, additions, or improvements
       -------------------------
shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions, or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.


  9th: Signs:     The Tenant shall not place nor allow to be placed any signs of
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any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

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

  10th:     Compliance With Laws etc.:  The Tenant shall promptly comply with
            -------------------------
all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense. Notwithstanding, Landlord shall be responsible to obtain and/or for any Certificate of Occupancy required and Tenant shall not be required to make structural repairs in order to cause compliance.


  11th:     Liability Insurance, Insurance:  The Tenant, at Tenant's own cost
            ------------------------------
and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $1,000,000 for injuries to one person and $3,000,000 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $1,000,000. The policy or policies of insurance shall be of a company or companies authorized to do the business in this state and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage of property or injuries to persons occasioned wholly or in part by the resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.


  12th:     Assignment/Sublease:  The Tenant shall not, without the written
            -------------------
consent of the Landlord, assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof.


  13th:     Restriction Of Use:  The Tenant shall not occupy or use the leased
            ------------------
premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes

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

other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.


  14th:     Mortgage Priority:   This lease shall not be lien against the said
            -----------------
premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence an be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this lease, and the term hereof is hereby expressly limited accordingly.


  15th:     Condemnation, Eminent Domain:  If the land and premises leased
            ----------------------------
herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim and be entitled to any portion or any amount which may be awarded as damages or paid as a result of such condemnation proceedings or paid as the purchase price of such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.


  16th:     Fire and other Casualty:  In case of fire or other casualty, the
            -----------------------
Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the option of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the option of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.


  17th:     Reimbursement of Landlord:  If the Tenant shall fail or refuse to
            -------------------------
comply with and perform any conditions and covenants of the within lease after notice from Landlord, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.


  18th:     Inspection and Repair:    The Tenant agrees that the Landlord and
            ---------------------
the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.


  19th:     Right to Exhibit:    The Tenant agrees to permit the Landlord and
            ----------------
the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.


  20th:     Increase of Insurance Rates:  If for any reason it shall be
            ---------------------------
impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the

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

Landlord may, if the Landlord so elects at any time thereafter, terminate the lease and the term hereof, upon giving to the Tenant fifteen days of notice in writing of the Landlord's intention so to do, and upon giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.


  21st:     Removal of Tenant's Property:  Any equipment, fixtures, goods or
            ----------------------------
other property of the Tenant, nor removed by the Tenant upon the termination of this lease, or upon any quitting, vacation or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.


  22rd:     Remedies upon Tenant's Default:  If there shall occur any default on
            ------------------------------
the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefore, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.


  23rd:     Termination on Default:   Upon the occurrence of any of the
            ----------------------
contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.


  24th:     Non-Liability of Landlord:  The Landlord shall not be liable for any
            -------------------------
damages or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air-conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.


  25th:     Non-Waiver by Landlord:   The various rights, remedies, options and
            ----------------------
elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenant, options, elections or remedies, but the same shall continue in full force and effect.


  26th:     Non-Performance by Landlord:  This lease and the obligation of the
            ---------------------------
Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.


  27th:     Validity of Lease:   The terms, conditions, covenants and provisions
            -----------------
of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.


  28th:     Notices:   All notices required under the terms of this lease shall
            -------
be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.


  29th:     Title and Quiet Enjoyment:  The Landlord covenants and represents
            -------------------------
that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peacefully and quietly have, hold and enjoy the leased premises for the term aforementioned.


  30th:     Entire Contract:     This lease contains the entire contract between
            ---------------
the parties. No representation, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.



  31st:     Mechanics' Liens:    If any mechanics' or other liens shall be
             ---------------
created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall within thirty (30) days thereafter, at the Tenant's own cost and expense, cause such liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.


  32nd:     Waiver of Subrogation Rights:  The Tenant waives all rights of
            ----------------------------
recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from the Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.


  33rd:     Security:  The Tenant has this day deposited with the Landlord the
            --------
sum of $___-0-____ as security for the payment of the rent hereunder and the full and faithful

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

performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.


  34th:     Holdover:  Tenant will have no right to remain in possession of all
            ---------
or part of the Premises after the expiration of the term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Lease, without the express or implied consent of Landlord: (a) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (b) such tenancy may be terminated by Landlord upon the earlier of (i) ten (10) days prior written notice, or (ii) the earliest date permitted by law. In such event, monthly rent will be increased to an amount equal to $19.00 per square foot and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. The provisions of this Section shall not be construed to relieve Tenant from liability to Landlord for damages resulting from any such holding over, or preclude Landlord from implementing summary dispossess proceedings.


  35th:     Operating Expenses and Taxes:  Landlord and Tenant acknowledge that
            -----------------------------
during the term of this Lease, Tenant shall not be obligated to pay any portion of Operating Expenses or Taxes. Should Tenant holdover for more than one (1) month after the expiration date set forth in Paragraph 3, then in addition to the any other remedies of Landlord pursuant to this Lease, Tenant shall be obligated to pay its share of increases in Operating Expenses and Taxes over the Base Year, based upon a percentage interest of one percent (1%). In calculating such share, the Base Year shall be calendar year 1996. Such penalty interest shall apply as to each month Tenant holds over, as set forth above, against the then current Operating Expenses and Taxes charged by Landlord to tenants.

  36th:     Parties Bound:  If Landlord shall be an individual, joint venture,
            --------------
tenancy in common, partnership, unincorporated association, or other unincorporated aggregate of individuals and/or entities or a corporation, Tenant shall look only to such Landlord's estate and property in the Building (or the proceeds thereof). No other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises. Further, Tenant agrees that Landlord shall not be liable to Tenant for any special, indirect, or consequential damages arising out of Landlord's breach of this Lease.


  37th:     Relocation:     At Tenant's sole cost and expense, Landlord may,
            -----------
upon fifteen (15) days prior written notice, require Tenant to move from the Premises to another location of comparable size in the Building or the Building known as 399 Thornall Street, Edison, New Jersey.


  38th:     Environmental Compliance:   Tenant shall, at Tenant's sole cost and
            -------------------------
expense, comply with the New Jersey Industrial Site Recovery Act and the regulations promulgated thereunder (referred to as "ISRA") as same relate to Tenant's occupancy of the Premises, as well as any other environmental law, rule, or regulation affecting or affected by Tenant's use and occupancy of the Premises. Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of the Bureau of Industrial Site Evaluation (the "Bureau") of the New Jersey Department of Environmental Protection and Energy ("NJDEPE"). Should the Bureau or any other division of NJDEPE, pursuant to any other environmental law, rule, or regulation, determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharge of hazardous substances or wastes at the Premises which occur during the term of this Lease and were caused by Tenant or its agents or contractors, then Tenant shall, at Tenant's own expense prepare and submit the required plans and financial assurances, and carry out the approved plans. In the event that Landlord shall have to comply with ISRA by reason of Landlord's actions, Tenant shall promptly provide all information requested by Landlord for preparation of non-applicability affidavits or a Negative Declaration and shall promptly sign such affidavits when requested by Landlord. Tenant shall indemnify, defend, and save harmless Landlord from all fines, suits, procedures, claims, and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the Premises which occur during the term of this Lease and were caused by Tenant or its agents or contractors, and from all fines, suits, procedures, claims, and actions of any kind arising out of Tenant's failure to provide all information, make all submission and take all actions required by the Bureau or any other division of NJDEPE. Tenant's obligations and liabilities under this Paragraph shall continue so long as Landlord remains responsible for any spills or discharges of hazardous substances or wastes at the Premises which occur during the term of this Lease and were caused by Tenant or its agents or contractors. Tenant's failure to abide by the terms of this paragraph shall be restrainable by injunction. Tenant shall have no responsibility to obtain a "Negative Declaration" or "Letter of Non-Applicability" from the

NJDEPE if the sole reason for obtaining same is in connection with a sale or other disposition of the real estate by Landlord but Tenant agrees to cooperate with Landlord in Landlord's effort to obtain same and shall perform at Tenant's expense any clean up required by reason of Tenant's use and occupancy of the Premises.


  39th:     Broker:    Tenant covenants, warrants, and represents that there was
            -------
no broker instrumental in consummating this Temporary Lease and that no conversations or negotiations were had with any broker concerning the renting of the Premises. Tenant agrees to hold Landlord harmless against any claims for a brokerage commission arising out of any conversation or negotiations had by Tenant with any broker.


  40th:     Failure to take Permanent Space in the Building:  If the Tenant
            ------------------------------------------------
fails to take possession of permanent space in the Building, the Tenant shall reimburse the Landlord for each day it occupied the Temporary Space at a rental rate equal to $19.00 per rentable square foot.


  41st:     Late Payments:  Late payments of any payment of rent, including
            --------------
monthly rent, which is not received within five (5) days after it is due, will be subject to a late charge equal to five (5%) percent of the unpaid payment, or $100.00, whichever is greater. This amount is in compensation of Landlord's additional cost of processing late payments. In addition, any rent which is not paid when due, including the monthly rent, will accrue interest at a late rate charge of the Chase Manhattan Bank, N.A. Prime Rate plus three (3%) percent per annum, as said rate is reasonably determined by Landlord from published reports, (but in no event in an amount in excess of the maximum rate allowed by applicable law) from the date on which it was due until the date on which it is paid in full with accrued interest. If Tenant is in default of the Lease for failure to pay rent, in addition to the late charges and interest set forth above, Tenant shall be charged with all attorney fees in connection with the collection of all sums due Landlord.


  42nd:     Electric:  Along with the rent, each month Tenant shall pay to
            ---------
Landlord the sum of $___-0-___ for electric charges.


  43rd:     Rules and Regulations:    Tenant shall comply with all the rules and
            ----------------------
regulations as set forth in Exhibit A.


  The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

  In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.


WITNESS:                             LANDLORD: METRO FOUR ASSOCIATES
                                               LIMITED PARTNERSHIP

----------------------------------   -------------------------------------
                                     BY:  DOMINICK ALFIERI
                                          GENERAL PARTNER



ATTEST:                              TENANT: LIFE  MEDICAL
                                             SCIENCES, INC.

----------------------------------------------------------------------
                                     BY:

                                   EXHIBIT A

                             RULES AND REGULATIONS
                             ---------------------


       1. The rights of tenants in the entrances, corridors, elevators, and escalators of the Building are limited to ingress to and egress from the tenants' demised premises for the tenants and their employees, licensees, and invitees, and no tenant shall use or permit the use of the entrances, corridors, escalators, or elevators for any other purpose. No tenant shall invite to the tenant's demised premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators, and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees, or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits, or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

       2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not having a pass issued by the Landlord or the tenant whose demised premises are to be entered or not otherwise properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation, and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement, or other commotion, the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property of the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the packaging or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibilities on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. The Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion, or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule. Canvassing, soliciting, or peddling in the Building is prohibited, and every tenant shall cooperate to prevent the same.

       3. No tenant shall obtain or accept for use in its demised premises ice, food for on premises preparation other than warming, beverage towel, barbering, boot blackening, floor polishing, lighting maintenance, cleaning, or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided that the charges for such services by persons authorized by the Landlord are not excessive and where appropriate and consonant with the security and proper operation of the Building sufficient persons are so authorized for the same service to provide tenants with a reasonably competitive selection. Such services shall be furnished only at such hours, in such places within the Tenant's Demised Premises and under such reasonable regulations as may be fixed by the Landlord. Tenant may have a coffee service, subject to Landlord's approval, and a kitchen for the use of its employees commensurate with normal office use.

       4. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees, or invitees of the tenant shall be paid by such tenant.

       5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any tenant's demised premises, or at any point inside any tenant's premises where the same might be visible outside of such demised premises, except that the name of the tenant may be displayed on the entrance door of the tenant's demised premises, and in the elevator lobbies of the floors which are occupied entirely by any tenant, subject to the approval of the Landlord as to the size, color, and style of such display. The inscription of the name of the tenant on the door of the tenant's demised premises shall be done by the Landlord at the expense of the tenant.

       6. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's demised premises. Linoleum, tile, or other floor covering shall be laid in a tenant's demised premises only in a manner approved by the Landlord.

       7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon a tenant's demised premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as the Landlord shall determine. The moving of safes and other heavy objects shall take place only outside of ordinary business hours upon the same upon previous notice to the Landlord, and the persons employed to move the same in and out of the Building shall be reasonably acceptable to the Landlord and if so required by law, shall hold a Master Rigger's license. Freight, furniture, business equipment, merchandise, and bulky matter of any description shall be delivered to and removed from the demised premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord. Arrangements will be made by the

Landlord with any tenant for moving large quantities of furniture and equipment into or out of the Building.

       8. No machines or mechanical equipment of any kind other than typewriters and other ordinary portable business machines, may be installed or operated in any tenant's demised premises without Landlord's prior written consent, and in no case (even where the same are of a type so accepted or as so consented to by Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment which may be permitted to be installed and used in a tenant's demised premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration, or electrical or other interference from being transmitted from such premises to any other area of the Building.

       9. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of the Landlord might disturb other tenants in the building, shall be made or permitted by any tenant, and no cooking shall be done in the tenant's demised premises, except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenants' demised premises, and nothing shall be brought into or kept in any tenants' demised premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning, or other servicing of the Building or the demised premises, or the use of enjoyment by any other tenant of any other demised premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, inflammable, combustible, or explosive object or material shall be brought into the building by any tenant or with the permission of any tenant. Any cuspidors or similar containers or receptacles used in any tenants' demised premises shall be cared for and cleaned by and at the expense of the tenant.

       10. No acids, vapors, or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.

       11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenants' demised premises and no lock on any door therein shall be changed or altered in any respect. Additional keys for a tenant's demised premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys of the tenant's demised premises and toilet rooms shall be delivered to the Landlord.

       12. All entrance doors in each tenants' demised premises shall be left locked, and all windows shall be left closed by the tenant when the tenant's demised premises are not in use. Entrance doors shall not be left open at any time.

       13. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

       14. All windows in each tenant's demised premises shall be kept closed and all blinds therein above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenant's demised premises.

       15. The Landlord reserves the right to rescind, alter, or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable, or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed by the Building.